                                                                   EXHIBIT 10.24



                          LOAN MODIFICATION AGREEMENT

         This Loan Modification Agreement (this "Loan Modification Agreement") is entered into as of March 10, 2002, by and between SILICON VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at One Newton Executive Park, Suite 200, 2221 Washington Street, Newton, Massachusetts 02462, doing business under the name "Silicon Valley East" ("Bank") and NETSCOUT SYSTEMS, INC., a Delaware corporation with offices at 310 Littleton Road, Westford, Massachusetts 01886-4105 ("Borrower").

1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a certain loan arrangement dated as of March 12, 1998, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of March 12, 1998 between Borrower and Bank, as amended by certain Loan Modification Agreements between Borrower and Bank dated March 11, 1999, March 10, 2000, June 27, 2000, March 9, 2001, August 14, 2001
and September 7, 2001 (as may be amended from time to time, the "Loan Agreement"). The Loan Agreement established a working capital line of credit in favor of Borrower in the maximum principal amount of Ten Million Dollars ($10,000,000.00) (the "Committed Revolving Line"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

Hereinafter, all indebtedness and obligations owing by Borrower to Bank shall be referred to as the "Obligations".

2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

         A. Modifications to Loan Agreement.

                  1.       The Loan Agreement shall be amended by deleting
                           Section 2.1.1(a) and inserting in lieu thereof the following:

                                    "(a) Bank shall make Advances not exceeding
                                    (i) the Committed Revolving Line or the
                                    Borrowing Base, whichever is less, minus
                                    (ii) the amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the FX Reserve, and minus (iv) the aggregate outstanding Advances hereunder (including any Cash Management Services). Amounts borrowed under this Section may be repaid and reborrowed during the term of this Agreement."

                  2.       The Loan Agreement shall be amended by deleting
                           Section 2.1.2 entitled "Letters of Credit" and inserting in lieu thereof the following:

                                    "2.1.2 Letters of Credit Sublimit. If there is availability for Credit Extensions under
                                    Section 2.1.1(a), Bank shall issue or have issued Letters of Credit for Borrower's account not exceeding (i) the lesser of the Committed Revolving Line or the Borrowing Base, minus (ii) the outstanding principal balance of any Advances (including any Cash Management Services), minus (iii) the FX Reserve, minus (iv) the amount of all Letters of Credit (including drawn but unreimbursed Letters of Credit). The face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) may not exceed $5,000,000.00. Each Letter of Credit shall be secured by cash on terms acceptable to Bank on and after


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                                    (i) the Revolving Maturity Date if the term
                                    of the Committed Revolving Line is not
                                    extended by Bank, or (ii) the occurrence of an Event of Default hereunder. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard Application and Letter of Credit Agreement. Borrower agrees to execute any further documentation in connection with the Letters of Credit as Bank may reasonably request. The obligation of Borrower to immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever."

                  3. The Loan Agreement shall be amended by incorporating the following text as Section 2.1.4 to appear immediately following Section 2.1.3 thereof:

                                    "2.1.4 Foreign Exchange Sublimit. If there is availability for Credit Extensions under
                                    Section 2.1.1(a), then Borrower may enter into foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank shall subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit, which sublimit is a maximum of $1,000,000.00 (the "FX Reserve"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs."

                  4.       The Loan Agreement shall be amended by deleting
                           Section 2.2 entitled "Overadvances" and inserting in lieu thereof the following:

                                    "Overadvances. If Borrower's Obligations under Sections 2.1.1, 2.1.2, 2.1.3 and 2.1.4 exceed the lesser of either (i) the
                                    Committed Revolving Line or (ii) the
                                    Borrowing Base, Borrower must immediately pay in cash to Bank the excess."

                  5. The Loan Agreement shall be amended by deleting the following text appearing in paragraph (a) of Section
                           6.2 thereof entitled "Financial Statements, Reports, Certificates":

                                    "(iii) (upon Borrower's successful initial public offering) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission;"

                           and inserting in lieu thereof the following:

                                    "(iii) within 5 days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission (copies of such SEC filings furnished to Bank shall serve as the Bank's Compliance Certificate described herein);"

                  6. The Loan Agreement shall be amended by deleting the following text appearing as Section 6.2(c) thereof entitled "Financial Statements, Reports, Certificates":

                                    "(c) within 45 days of the last day of each quarter, Borrower will deliver to Bank with the quarterly financial statements a Compliance Certificate signed by a Responsible Officer."


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                  7.       The Loan Agreement shall be amended by deleting
                           Section 6.2(d) and inserting in lieu thereof the following:

                                    "(d) The Bank shall have the right to audit
                                    Borrower's Collateral at Borrower's expense, but such audit shall be conducted no more often than once every twelve (12) months and only when Advances were requested or outstanding (other than the issuance of Letters of Credit and Cash Management Services) during the preceding twelve (12) month period. Notwithstanding the foregoing, the Bank may audit Borrower's Collateral at any time during the continuance of an Event of Default. Notwithstanding the foregoing, until the Bank has completed an audit of Borrower's Collateral, with results satisfactory to the Bank in its sole discretion, no new Advances shall be made to Borrower under the Committed Revolving Line (other than the issuance of Letters of Credit and Cash Management Services)."

                  8. Effective as of the quarter ending December 31, 2001, the Loan Agreement shall be amended by deleting
                           Section 6.7 entitled "Financial Covenants" and inserting in lieu thereof the following:

                                    "6.7 Financial Covenants.

                                    (a) Adjusted Quick Ratio. Borrower shall maintain, as of the last day of each quarter, a ratio of Quick Assets to Current Liabilities minus Deferred Maintenance Revenue of at least 1.50 to 1.0. For purposes hereof, "Deferred Maintenance Revenue" is all amounts received in advance of performance under maintenance contracts and not yet recognized as revenue.

                                    (b) EBITDA. Borrower shall maintain, as of the last day of each quarter: (i) a negative EBITDA not greater than Two Hundred Thousand Dollars ($200,000.00) as of the quarter ending December 31, 2001, and (ii) a positive EBITDA not less than One Dollar ($1.00) as of the quarter ending March 31, 2002 and as of the last day of each quarter thereafter. For purposes hereof, "EBITDA" shall mean earnings before interest, taxes, depreciation and amortization in accordance with GAAP."

                  9. The Loan Agreement shall be amended by deleting the definition of "Revolving Maturity Date" appearing in
                           Section 13.1 and inserting in lieu thereof the following:

                                    ""Revolving Maturity Date" is March 8,
                                    2003."

                  10. The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached hereto as Exhibit C.

4. FEES. Borrower shall pay to Bank a modification fee for this Amendment in an amount equal to Twenty-Five Thousand Dollars ($25,000.00), which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. The Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5. ADDITIONAL COVENANTS: RATIFICATION OF PERFECTION CERTIFICATE. Borrower shall not, without providing the Bank with thirty (30) days prior written notice: (i) relocate its principal executive office or keep any Collateral in any additional locations, or (ii) change its jurisdiction of organization, or (iii) change its organizational structure or type, (iv) change its legal name, or (v) change any organizational number (if any) assigned by its jurisdiction of organization.


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6. AUTHORIZATION TO FILE. Borrower hereby authorizes Bank to file financing statements without notice to Borrower, with all appropriate jurisdictions, as Bank deems appropriate, in order to further perfect or protect Bank's interest in the Collateral.

7. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

8. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

9. NO DEFENSES OF BORROWER. Borrower agrees that, as of this date, it has no defenses against the obligations to pay any amounts under the Obligations.

10. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

11. RIGHT OF SET-OFF. In consideration of Bank's agreement to enter into this Loan Modification Agreement, Borrower and any guarantor hereby reaffirm and hereby grant to Bank, a lien, security interest and right of setoff as security for all Obligations to Bank, whether now existing or hereafter arising upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Bank or any entity under the control of Silicon Valley Bank or in transit to any of them. At any time after the occurrence and during the continuance of an Event of Default, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of Borrower and any guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

12. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement; provided, however, that if for any reason Bank cannot avail itself of the Courts of The Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. NOTWITHSTANDING THE FOREGOING, THE BANK SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST THE BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION WHICH THE BANK DEEMS NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR TO OTHERWISE ENFORCE THE BANK'S RIGHTS AGAINST THE BORROWER OR ITS PROPERTY.

13. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Bank in California).



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         This Loan Modification Agreement is executed as a sealed instrument under the laws of the Commonwealth of Massachusetts as of the date first written above.

BORROWER:                                BANK:

NETSCOUT SYSTEMS, INC.                   SILICON VALLEY BANK, doing business as
                                         SILICON VALLEY EAST



By: /s/ Lisa Florentino                  By:
    --------------------------------         ----------------------------------
Name: Lisa Florentino                    Name:
      ------------------------------           --------------------------------
Title: V.P. of Finance and               Title:
       Administration                           -------------------------------
       and Chief Accounting Officer


                                         SILICON VALLEY BANK

                                         By: /s/ Maggie Garcia
                                            -----------------------------------

                                         Name: Maggie Garcia
                                               --------------------------------

                                         Title: Administrative Vice President
                                                -------------------------------
                                               (signed in Santa Clara County,
                                                California)


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


                                   EXHIBIT C
                             COMPLIANCE CERTIFICATE


TO: SILICON VALLEY BANK

FROM: NETSCOUT SYSTEMS, INC.

         The undersigned authorized officer of NETSCOUT SYSTEMS, INC. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of the Borrower in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

         PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


REPORTING COVENANT                                   REQUIRED                                     COMPLIES
------------------                                   --------                                     --------

Financial statements                               Quarterly within 45 days                        Yes  No

Annual (CPA Audited)                               FYE within 120 days                             Yes  No

BBC and A/R Agings                                 Monthly w/in 30 days when borrowing             Yes  No

                                                   Quarterly w/in 45 days when not borrowing       Yes  No

Form 10-K, 10-Q and 8-K                            Within 5 days of filing                         Yes  No


FINANCIAL COVENANT                                  REQUIRED                    ACTUAL           COMPLIES
------------------                                  --------                    ------           --------

Maintain:

Minimum Adjusted Quick Ratio (quarterly)            1.5:1.0                     _______:1.0       Yes  No

Negative EBITDA (quarterly)                         Not greater than $200,000   $__________       Yes  No
                                                    for QE 12/31/01

Positive EBITDA (quarterly)                         Not less than $1.00         $__________       Yes  No
                                                    for QE 3/31/02 and thereafter



COMMENTS REGARDING EXCEPTIONS: See Attached, if any.

Sincerely,

----------------------------------
SIGNATURE

----------------------------------
TITLE

----------------------------------
DATE


----------------------------------

            BANK USE ONLY

Received by: _____________________
              AUTHORIZED SIGNER

Date: ____________________________


Verified: ________________________
              AUTHORIZED SIGNER

Date: ____________________________

----------------------------------


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